Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of WES Consulting, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2010 as filed with the Securities and Exchange Commission (the “Report”), I, Ronald P. Scott, Chief Financial Officer (Principal Financial and Accounting Officer) of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: November 12, 2010	/s/ Ronald P. Scott
Ronald P. Scott
Chief Financial Officer (Principal Financial and Accounting Officer) of WES Consulting, Inc.